Federated Muni and Stock Advantage Fund

A Portfolio of Federated Income Securities Trust

Summary PROSPECTUS

December 31, 2010

CLASS A SHARES (TICKER FMUAX)
CLASS B SHARES (TICKER FMNBX)
CLASS C SHARES (TICKER FMUCX)
CLASS F SHARES (TICKER FMUFX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide tax-advantaged income, with a secondary objective of capital appreciation, by allocating investments primarily between tax-exempt (or municipal) securities and equity (or stock) securities. Thus, the Fund is not entirely a “tax-exempt” or “municipal” Fund, and, in addition to the Fund's income being subject to state and local personal income tax, a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Muni and Stock Advantage Fund

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide tax-advantaged income with a secondary objective of capital appreciation. The Fund is not entirely a “tax-exempt” or “municipal” Fund, and, in addition to the Fund's income being subject to state and local personal income tax, a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares, Class C Shares or Class F Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares or $1,000,000 in Class F Shares of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 30.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class F
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses ( expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%	None
Other Expenses	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.50%	2.20%	2.20%	1.45%
Fee Waivers and/or Expense Reimbursements[1]	0.50%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.75%	1.00%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.00%, 1.75%, 1.75% and 1.00%, (the “Fee Limit”) respectively, through the later of (the “Termination Date”): (a) December 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$694	$998	$1,323	$2,242
Expenses assuming no redemption	$694	$998	$1,323	$2,242
Class B Shares:
Expenses assuming redemption	$773	$1,088	$1,380	$2,357
Expenses assuming no redemption	$223	$688	$1,180	$2,357
Class C Shares:
Expenses assuming redemption	$323	$688	$1,180	$2,534
Expenses assuming no redemption	$223	$688	$1,180	$2,534
Class F Shares:
Expenses assuming redemption	$346	$654	$884	$1,818
Expenses assuming no redemption	$246	$554	$884	$1,818

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund invests in a diversified portfolio that is allocated between tax-exempt securities and equity securities. In order to provide investors with a high level of tax advantaged income, the Fund will invest at least 50% of its total assets in tax-exempt securities; under current federal tax law, this strategy will enable interest earned on tax-exempt securities to retain its tax-exempt nature when paid to the Fund's shareholders as dividends. The Fund normally will invest most of its remaining assets in domestic and foreign equity securities that the Fund's investment adviser or subadviser (as applicable, “Adviser”) believes will be income producing and pay high dividend yields, with those dividends intended to be eligible for the reduced federal income tax rate on qualifying dividends (which currently is 15%, but may be lower for certain taxpayers).

The Fund intends that the income it receives from the portion of its portfolio invested in tax-exempt securities will be exempt from federal income tax when distributed to shareholders. The Fund will invest primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum income tax for individuals or corporations (AMT). While the Fund may invest in securities of any maturity, at least a majority of the Fund's tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than 3 years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the portfolio manager's assessment of income opportunities, as well as the portfolio manager's expectations of likely price performance for different maturities along the yield curve. The Fund may invest in tax-exempt securities rated as low as “B” by a nationally recognized statistical rating organization (NRSRO), or unrated securities of comparable quality. Tax-exempt securities rated below “BBB” by an NRSRO, such as Standard and Poor's, are considered noninvestment-grade securities, which are also known as junk bonds. In addition to the other risks described in this Prospectus that are applicable to tax-exempt securities, noninvestment-grade securities are subject to the risks of investing in noninvestment-grade securities as described in this Prospectus.

Regarding the equity securities portion of the Fund's portfolio, the Fund will invest primarily in income producing, high dividend paying domestic and foreign common stocks and other securities, the dividends from which are intended to be eligible for the reduced federal income tax rate on qualifying dividends, (which currently is 15%, but may be lower for certain taxpayers). The Fund will focus on value in seeking to select primarily equity securities of mid- to large-capitalization companies that pay dividends, are characterized by sound management and have the ability to finance expected growth. The Fund's Adviser's focus on dividend paying securities strives to create an equity portfolio whose income levels are higher than the general markets.

The tax-exempt securities in which the Fund may principally invest (some of which may be subject to credit enhancement) include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes (or PACs). The equity securities in which the Fund may principally invest include, for example, common stocks, preferred stocks, foreign securities, American Depositary Receipts (ADRs) and domestically traded securities of foreign issuers. The Fund also may invest principally in convertible securities and securities of other investment companies.

The Fund also may invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement elements of its investment strategies as more fully described in the Fund's Prospectus.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on prices of fixed-income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Noninvestment-grade securities generally have a higher default risk than investment-grade securities.
  Liquidity Risks. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
  Tax Risks. In order to pay interest exempt from federal income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests. The federal income tax treatment on payments in respect to certain derivative contracts is unclear. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.

  Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.
  Call Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
  Sector Risks. It is possible that a certain sector of the securities market may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, political or other developments which generally affect that sector.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Enhancement Risks. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
  Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade (i.e., noninvestment-grade securities or unrated securities of comparable quality, which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus.

  Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Tax-Exempt Securities Market Risk. The amount of public information available about fixed-income securities (including tax-exempt securities) is generally less than that for corporate equities or bonds. Consequently, the Fund's Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for fixed-income securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its fixed-income securities at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in fixed-income securities.
  Reinvestment Risk. Income from the Fund's tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed-income securities (including tax-exempt securities) at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the overall return of Shares.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

  Strategy Risk. Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. The Fund may employ a combination of styles that impact its risk characteristics.
  Custodial Services and Related Investment Costs . Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Class A Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 5.13%.

Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 10.04% (quarter ended September 30, 2009). Its lowest quarterly return was (8.60)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares, and after-tax returns for Class B Shares, Class C Shares and Class F Shares will differ from those shown for Class A Shares. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	Start of Performance[1]
Class A Shares:
Return Before Taxes	8.23%	1.55%	3.64%
Return After Taxes on Distributions	6.92%	2.41%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	2.67%	4.30%
Class B Shares:
Return Before Taxes	8.23%	1.54%	3.72%
Class C Shares:
Return Before Taxes	12.73%	1.89%	3.73%

	1 Year	5 Years	Start of Performance[1]
Class F Shares:
Return Before Taxes	12.60%	N/A	(3.08)%
S&P/Investortools Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	14.63%	4.17%	4.46%
Barclays Capital Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	4.47%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	19.69%	(0.25)%	4.48%
1	The Fund's Class A Shares, Class B Shares and Class C Shares start of performance date was September 26, 2003. The Fund's Class F Shares start of performance date was May 31, 2007.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index for the tax-exempt municipal bond portion of the Fund's portfolio to the S&P/Investortools Municipal Bond Index (Main Index) from the Barclays Capital Municipal Bond Index (BCMB). The Main Index is more representative of the securities in which the tax-exempt municipal bond portion of the Fund's portfolio invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT.
3	The Russell 1000 Value Index measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

Fund Management

The Fund's Investment Adviser is Federated Equity Management Company of Pennsylvania. The Fund's Sub-Adviser is Federated Investment Management Company.

John L. Nichol, Senior Portfolio Manager, has been the Fund's portfolio manager since September 2003.

Linda Bakhshian, Portfolio Manager, has been the Fund's portfolio manager since November 2009.

R.J. Gallo, Senior Portfolio Manager, has been the Fund's portfolio manager since September 2003.

Purchase and Sale of Fund Shares

The minimum investment amount for the Fund's Class A, Class B, Class C and Class F shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund intends to distribute dividends exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Any Fund distributions of capital gains are taxable at applicable capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4577

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

Q450373 (12/10)

Federated is a registered mark of Federated Investors, Inc.
2010  ©Federated Investors, Inc.